SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K





                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  December 14, 1998


                          White Cloud Exploration, Inc.
             (Exact name of registrant as specified in its charter)

                         NAME CHANGE TO: WATCHOUT! INC.



     Utah                  0114244                  84-0959153
---------------            --------------           ----------------
(State or other            (Commission              (IRS Employer
jurisdiction of            File Number)             Identification No.)
incorporation)



116 Stanyan, San Francisco, CA                            94118
-----------------------------------------              ------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code 415-387-3135





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Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition or Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrants Certifying Accountant

                  None.

Item 5.           Other Events

                  Pursuant to an Information Statement and Notice of Special Meeting of Shareholders scheduled for November 20, 1998, and continued until November 23, 1998, the shareholders approved the change of the name of the corporation to WatchOut! Inc. Articles of Amendment to the Aricles of Incorporation were filed December 8, 1998 in Utah.

Item 6.           Resignation of Directors

                  None.

Item 7.           Financial Statements, Pro Forma Financials, & Exhibits

                  7.1 Articles of Amendment to the Articles of Incorporation.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 14, 1998                           WatchOut! Inc. formerly
                                                   White Cloud Exploration, Inc.



                                                   By: /s/ Robert Galoob
                                                        ------------------------
                                                        Robert Galoob, President
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